Exhibit 99.2

Supplemental Financial Data Third Quarter 2018

DISCLAIMER This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. unless otherwise noted. All data is as of September 30, 2018, 2

THIRD QUARTER 2018 HIGHLIGHTS (1) (2) (3) Inclusive of non-controlling interest Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to the “Core Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Core Earnings Q3 Dividend yield for the period based on the 9/28/2018 closing share price of $16.65 Represents fully committed amounts (4) (5) (6) 3 Excludes the equity component of our 2017 convertible note issuance (7) Represents carrying value of loans BALANCE SHEET  Priced the securitization of $262.7 million of acquired SBC loans and will issue $217.0 million of senior bonds at a weighted average pass-through rate of 4.7%  Adjusted net book value(6) of $17.08 per common share  Loans increased by 3.9% to $2.4 billion(7) LOAN ORIGINATIONS(5) / ACQUISITIONS  SBC loan originations of $291.2 million  SBA loan originations of $51.1 million  Residential mortgage loan originations of $472.1 million  Acquired $86.4 million of SBC loans RETURNS  Return on Equity(2) of 12.4%  Core Return on Equity(3) of 11.3%  Dividend Yield(4) of 9.6% EARNINGS / DIVIDENDS  Net income of $17.6 million(1), or $0.53 per common share  Core earnings of $16.1 million(1), or $0.48 per common share  Declared dividend of $0.40 per share

Return on Equity

Segment	Levered Yield (1)	Core Levered Yield (1)	Equity Allocation	GAAP ROE (2) Q3'18	GAAP ROE (2) Q2'18	Core ROE (2) Q3'18	Core ROE (2) Q2'18
Loan Acquisitions	29.8 %	29.8 %	14.8 %				
SBC Originations	15.3 %	15.3 %	43.2 %				
SBA Originations, Acquisitions, & Servicing	30.4 %	30.4 %	21.9 %	21.1 %	23.8 %	19.9 %	23.7 %
Residential Mortgage Banking (3)	16.8 %	10.9 %	20.1 %				
Unallocated corporate finance and non-earning assets, net				(2.5)	(4.7)	(2.3)	(4.7)
Gross return on equity				**18.6 %**	**19.1 %**	**17.6 %**	**19.0 %**
Realized & unrealized gains, net				6.5	4.7	6.4	4.7
Other income and expenses, net				(10.6)	(10.5)	(10.6)	(10.5)
Investment advisory fees				(1.5)	(1.6)	(1.5)	(1.6)
Provision for income taxes				(0.6)	(0.5)	(0.6)	(0.5)
Return on equity				**12.4 %**	**11.2 %**	**11.3 %**	**11.1 %**

1) Levered yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for the items in the "Core Earnings Reconciliation" slide.
3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's equity.

READY CAPITAL.
4

SBC ORIGINATION VOLUME PRODUCT TYPE BY $160.3 160 140 120 $105.2 100 80 60 40 20 0 Q3'17 Q4'17 SBA Q1'18 Freddie Mac Q2'18 Q3'18 Conventional Transitional Highlights • Total SBC and SBA loan originations of $342.3 million for the quarter • Conventional SBC loan originations up $56.0 million, or 80% QoQ • (1)Origination volumes are based on fully committed amounts 5 Fully committed ($ in millions) $122.6$125.4 $126.9 $95.5 $111.4$110.6 $75.4 $78.0 $69.4 $70.3 $46.7 $38.3 $48.3 $48.3 $51.1 $38.9 $23.0 $29.7

Q3 2018 QUARTERLY SBC INVESTMENT ALLOCATION Total funded investments of $400.0 million added during the quarter. • • • Acquired $86.4 million of SBC loans Funded $313.6 million(1) of SBC and SBA loan originations. Debt Cost (6) # of Loans FX / ARM Prime + 29 Prime + 29 43 2.1 6.4% 5 years 96% / 4% 81% (1) (2) (3) (4) Represents actual disbursements during the quarter. $ in millions Based on fully funded loan amount Gross yield equals contractual interest rates and accretion of discount based on the Company’s estimates of loan performance, where applicable (5) Weighted average advance rate of all assets of this loan type currently financed on the Company’s facilities Weighted average debt cost of all assets of this loan type currently financed on the Company’s facilities SBA loan counts include the guaranteed and unguaranteed loan portion. (6) 6 (7) (in millions, except loan count inf ormation) Gross Investments(2) AvgGrossWeightedAvg Advance BalanceYield(4)Avg Maturity(3)Rate(5) Loan Originations Held-for-investment SBC $121.4 31$3.95.5%7 years100% / 0%70%1M Libor +286 Transitional 68.8 252.86.6%3 years3% / 97%60%1M Libor + 248 SBA(7) 13.3 650.17.6%21 years0% / 100%73%1M Libor + 250 Held-for-sale SBA(7) $39.8 65$0.37.6%21 years0% / 100%73%1M Libor + 250 Freddie Mac 70.3 292.44.5%16 years37% /63%100%1M Libor + 175 Total Loan Originations $313.6 SBC: 1M Libor + 236 215$1.65.9%11 years42% / 58%75% SBA: 1M Libor + 250; Prim e + 29 Loan Acquisitions SBC 86.4 SBC: 1M Libor + 248 Total Loan Acquisitions $86.4 43$2.16.4%5 years96% / 4%81% SBC: 1M Libor + 248 Total SBC Investment (Originations + Acquisitions) $400.0 SBC: 1M Libor + 236 258$1.76.0%10 years48% / 52%76% SBA: 1M Libor + 162; Prim e + 29

SBC Originations - Segment Snapshot

Portfolio Metrics (Balance Sheet)	Q3 2017		Q4 2017		Q1 2018		Q2 2018		Q3 2018	
Number of loans		368		365		357		397		403
Unpaid Principal Balance (3)	$	1,068	$	1,094	$	1,120	$	1,202	$	1,305
Carrying Value (3)	$	1,088	$	1,108	$	1,132	$	1,213	$	1,314
Weighted Average LTV		60%		61%		61%		60%		66%
Weighted Average Coupon		6.3%		6.2%		6.4%		6.4%		6.9%
Weighted Average Maturity		5 years		5 years		5 years		5 years		5 years
Weighted Average Principal Balance (3)	$	2.9	$	3.0	$	3.1	$	3.0	$	3.2
Percentage of loans fixed / floating		64% / 36%		58% / 42%		56% / 44%		55% / 45%		56% / 44%
Percentage of fixed, match funded (4)		60.2%		60.4%		82.2%		73.9%		62.8%
Percentage of loans 30+ days delinquent		0.2%		1.4%		1.3%		1.7%		1.3%

Current Quarter Highlights

- **Originations of $291.2 million(1), 55% of loans held-for-investment are floating rate**
- **Gains on sales of Freddie Mac loans of $1.7 million**
- **Origination pipeline of $387.3 million(2)**
  - **$154.9 million of transitional loans**
  - **$122.0 million of conventional SBC loans**
  - **$110.4 million of Freddie Mac loans**

Gross Levered Yield



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3.3%
13.8%
4.5%
11.4%
4.2%
15.9%
6.1%
18.4%
4.6%
10.7%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Gross Levered Yield (ex. Gains)(4)
Gains on Loans, held for sale(5)

1) Represents fully committed amounts.
2) As of October 31, 2018, including October 2018 fundings.
3) $ in millions, as of quarter end.
4) Represents fixed rate loans that have been securitized.
5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs.
6) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation.

READY CAPITAL.

7

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING-SEGMENT SNAPSHOT 35.0% • $35.1 million of SBA secondary market loans sales, with an average sale premium of 9.8% Originations of $51.1 million(1) Origination pipeline of $147.2 million SBA loans(2) 30.0% 25.0% • • 20.0% 15.0% 10.0% 5.0% 0.0% Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 (5) Gross Levered Yield (ex. Gains)(4)Gains on Loans, held for sale financing costs. 1) 2) 3) 4) Represents fully committed amounts. As of October 31, 2018, including October 2018 fundings. $ in millions, as of quarter end. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred 5) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. 8 10.6% 12.4% 8.8% 10.3% 6.4% 21.7% 17.0% 19.8% 20.6% 18.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Portfolio Metrics (Balance Sheet) Number of loans 2,194 2,106 2,062 2,029 1,976 Unpaid Principal Balance (3) $ 530 $ 508 $ 502 $ 489 $ 481 Carrying Value (3) $ 471 $ 455 $ 452 $ 438 $ 434 Weighted Average LTV 78% 78% 78% 79% 79% Weighted Average Coupon 5.9% 5.9% 6.2% 6.4% 6.6% Weighted Average Maturity 14 years 14 years 14 years 14 years 14 years Weighted Average Principal Balance (3) $ 0.2 $ 0.2 $ 0.2 $ 0.2 $ 0.2 Percentage of loans fixed / floating 1% / 99% 1% / 99% 1% / 99% 1% / 99% 1% / 99% Percentage of loans 30+ days delinquent 5.7% 6.9% 6.0% 3.6% 4.1% CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD

LOAN ACQUISITIONS-SEGMENT SNAPSHOT 60.0% • At this stage of the credit cycle, ample inventory of opportunistic performing SBC loans Acquired $86.4 million of SBC loans Acquisition pipeline of $216.5 million SBC loans(4) 50.0% 40.0% • • 30.0% 20.0% 10.0% 0.0% Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Income on joint venture investment Gross Levered Yield (ex. Gains) 1) 2) 3) 4) Excludes joint venture investment. $ in millions, as of quarter end. Represents fixed rate loans that have been securitized. As of October 31, 2018, including October 2018 acquisitions. 9 36.9% 11.4% 8.0% 6.9% 19.0% 19.2% 18.4% 15.9% 14.5% GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS Portfolio Metrics(1) (Balance Sheet) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Number of loans 766 858 976 1,019 949 Unpaid Principal Balance (2) $ 378 $ 417 $ 525 $ 602 $ 617 Carrying Value (2) $ 335 $ 376 $ 488 $ 569 $ 588 Weighted Average LTV 52% 49% 50% 51% 49% Weighted Average Coupon 6.3% 6.3% 6.5% 6.6% 6.7% Weighted Average Maturity 9 years 10 years 8 years 8 years 8 years Weighted Average Principal Balance (2) $ 0.5 $ 0.5 $ 0.5 $ 0.6 $ 0.6 Percentage of loans fixed / floating 46% / 54% 49% / 51% 58% / 42% 62% / 38% 65% / 35% Percentage of fixed, match funded (3) 55.1% 43.7% 27.0% 15.5% 11.4% Percentage of loans performing / non-performing 93% / 7% 96% / 4% 97% / 3% 97% / 3% 98% / 2%

Residential Mortgage Banking – Segment snapshot

	Portfolio Metrics (quarterly activity)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Originations	Unpaid principal balance (1)	$ 490.9	$ 458.7	$ 438.9	$ 498.6	$ 472.1
	% of Originations - Purchased	78.8%	71.9%	72.8%	80.6%	79.6%
	% of Originations - Refinanced	21.2%	28.1%	27.2%	19.4%	20.4%
	Channel - % Correspondent	37.7%	38.6%	41.0%	36.7%	37.0%
	Channel - % Retail	37.6%	41.1%	39.3%	41.6%	42.5%
	Channel - % Wholesale	24.7%	20.3%	19.7%	21.7%	20.5%
Sales	Unpaid principal balance (1)	$ 503.9	$ 429.1	$ 475.5	$ 479.9	$ 496.1
	% of UPB - Fannie/ Freddie securitizations	62.0%	60.6%	68.8%	67.6%	65.6%
	% of UPB - Ginnie Mae securitizations	26.4%	28.8%	20.4%	23.0%	24.3%
	% of UPB - Other investors	11.6%	10.6%	10.8%	9.4%	10.1%

Current Quarter Highlights

- **MSR portfolio of approximately $7.3 billion in UPB, up 3% compared to Q2**
  - **Fair market value of $91.7 million, up 7% compared to Q2**
- **Originations of $472.1 million(2)**
- **Loan sales of $496.1 million, up 3% compared to Q2**
- **Origination pipeline of $156.9 million in commitments to originate residential agency loans(2)**

MSR Portfolio (UPB in $ Billions)



$8.0
$6.0
$4.0
$2.0
$0.0
$6.3
$6.6
$6.8
$7.0
$7.3
Q3' 17
Q4' 17
Q1'18
Q2'18
Q3'18

Fair Value ($ mm)	Q3' 17	Q4' 17	Q1' 18	Q2' 18	Q3' 18
	$ 68.8	$ 72.3	$ 81.6	$ 85.6	$ 91.7

1) $ in millions. Represents activity during the quarter.

2) Represents fully committed amounts

READY CAPITAL.

10

ACTIVE SBC SBA LOAN SECURITIZATION PERFORMANCE AND 11 1) Represents remaining collateral in the securitization Securitization Original Collateral Balance Pool - Factor(1) Issuance Date Delinquency 30+ Delinquency 60+ Delinquency 90+ Cumulative Loss Originated Fixed Rate $727,754 RCMT 2014-1 September 2014 181,922 0.30 0.0% 0.0% 0.0% 0.0% RCMT 2015-2 November 2015 218,757 0.67 0.0% 0.0% 0.0% 0.0% RCMT 2016-3 November 2016 162,075 0.61 0.0% 0.0% 0.0% 0.0% RCMT 2018-4 March 2018 165,000 0.98 0.0% 0.0% 0.0% 0.0% Floating Rate $522,080 RCMF 2017-FL1 August 2017 243,797 0.50 0.0% 0.0% 0.0% 0.0% RCMF 2018-FL2 June 2018 278,283 1.00 0.0% 0.0% 0.0% 0.0% Freddie Mac $1,371,456 FRESB 2016-SB11 January 2016 109,965 0.71 0.0% 0.0% 0.0% 0.0% FRESB 2016-SB18 July 2016 118,037 0.86 0.0% 0.0% 0.0% 0.0% FRESB 2017-SB33 June 2017 219,852 0.94 0.0% 0.0% 1.4% 0.0% FRESB 2018-SB45 January 2018 362,018 0.99 0.0% 0.0% 0.0% 0.0% FRESB 2018-SB52 September 2018 561,584 1.00 0.0% 0.0% 0.0% 0.0% Acquired SBA $189,492 RCLT2015-1 June 2015 189,492 0.43 7.5% 4.0% 2.6% 0.9% Acquired - Perf orming $252,486 WVMT 2011-SBC2 March 2011 97,557 0.25 2.2% 2.2% 1.6% 3.7% SCMT 2017-SBC6 August 2017 154,929 0.62 1.0% 0.4% 0.1% 0.0% Total loan s e curitizations $3,063,268

INTEREST RATE RISK SENSITIVITY ► 45% of our fixed rate loan portfolio is match funded 1) 2) 3) As a percent of carrying value Excludes loans held-for-sale, at fair value Based on portfolio as of September 30, 2018 and assumes no future changes in the composition of the portfolio. 12 INTEREST RATE SENSITIVITY Annual Net Interest Income Per Share (Pre-tax)(3) $0.03 $0.02 $0.01 $-25 basis point 50 basis point 75 basis point 100 basis point increase increase increase increase PORTFOLIO - FIXED VS FLOATING % of Total Loan Exposure (1)(2) Fixed Rate, not match funded, 26.9% Floating Rate, 50.8% Fixed Rate, match funded, 22.3%

2018(1)(2) LOAN PORTFOLIO COMPOSITION SEPTEMBER 30, AS OF 11.1% Offices, 16.2% Services, Other, 51.3% 10.2% (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value 13 SBA Collateral Type Physicians Child Day Care 10.1% Lodging, Veterinarians, Eating Places, 7.0% 5.2% California , 14.6% Texas, 11.3% Other, 51.3% Florida , New York, Georgia, 6.3% 5.4% Collateral Type Other, 15.0%SBA, 19.5% Industrial, 8.7% Office, 15.0%Multi-Family, 22.3% Retail, 19.5% Lien Position Other, 0.9% Subordinated Mortgage, 1.4% First Mortgage, 97.7% Geographic Location

CAPITAL STRUCTURE – REDUCTION LIQUIDITY RISK IN Total Debt + Equity ($M) 14 Funding Mix Corporate Financing (in $M) Principal Balance Coupon YTM Convertible Notes $ 115 7.0% 7.0% Senior Secured Notes $ 180 7.5% 7.0% Retail Baby Bonds $ 50 6.5% 6.5% Total $ 345 7.2% 7.0% $2,012 $2,038 $2,193 $2,382 $2,481 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Common Equity Convertible senior notes Senior secured notes and Corporate debt Credit facilities and repurchase agreements Securitized debt obligations 34% 26% 7% 5% 28% 29% 31% 7% 5% 27% 31% 33% 30% 8% 5% 26% 24% 30% 33% 29% 10% 9% 5% 4% 23% HISTORICAL CAPITAL STRUCTURE CURRENT SOURCES OF FUNDING ► Since going public in Q4 2016, we continue to optimize our capital structure: • Issued $345 million of corporate debt: • Convertible notes: 6 year notes, 7.0% coupon, $115 million • Senior secured notes: 5 year notes, 7.5% coupon •$75 million in 2/2017; YTM of 7.5% •$65 million in 6/2017; YTM of 6.75% •$40 million in 1/2018, YTM of 6.5% • Retail Baby Bonds: 3 year notes, 6.5% coupon, $50 million ► No Q3 securitizations; priced $217.0 million securitization of acquired SBC loans in Q4 (November 2018)

FINANCING LEVERAGE AND 4 3.5 3 2.5 2 1.5 1 0.5 0 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 15 Recourse Total 3.4x 3.2x 2.9x 2.7x 2.4x 2.0x 1.8x 1.7x 1.6x 1.2x HISTORICAL LEVERAGE 9/30/2018 Total Debt-to-Equity Ratio (in millions) Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 817.1 Promissory note 5.4 Securitized debt obligations 752.3 Senior secured notes and corporate bonds 227.1 Convertible notes 109.7 Total Debt $ 1,911.6 Total Stockholders' Equity $ 569.0 Total debt-to-equity ratio 3.36 Total recourse debt-to-equity ratio Total Debt $ 1,911.6 Less: Securitized debt obligations (752.3) Total recourse debt $ 1,159.3 Total Stockholders' Equity $ 569.0 Total recourse debt-to-equity ratio 2.04

Loan Warehouse Facilities

Bank	Maturity	Rate	Facility Size [1]	Available Capacity [1]	Description and Uses of Funds
Borrowings under credit facilities					
JPMorgan	May '19	1M L + 2.50%	$ 225	$ 138	Borrowings are used to finance SBC and SBA loan acquisitions, and SBA loan originations.
Keybank	Feb '19	1M L + 1.75%	125	107	Borrowings are used to finance Freddie Mac SBC loan originations.
East West	July '20	Prime +/- 0.29 to 0.821%	30	10	Borrowings are used to finance SBA loan originations.
GMFS facilities	< 1 year	1M L + 1.75 to 2.125%	205	128	Borrowings are used to finance Residential Agency loan originations.
GMFS - MSR	Sept '23	1M L + 2.50%	50	45	Borrowings are used to finance Residential Agency MSRs.
Total Borrowings under credit facilities			**$ 635**	**$ 428**	
Borrowings under repurchase agreements					
Citibank	June '19	1M L + 2.125 to 2.50%	$ 500	$ 119	Borrowings are used to finance SBC loan originations and SBC loan acquisitions.
Deutsche Bank	Feb '20	3M L + 2.30 to 2.80%	300	190	Borrowings are used to finance SBC loan originations and Transitional loan originations.
JPMorgan	Dec '20	1M L + 2.25 to 4.00%	200	163	Borrowings are used to finance SBC and Transitional loan originations, and SBC loan acquisitions.
Total Borrowings under repurchase agreements			**$ 1,000**	**$ 472**	
Total Secured Borrowings			**$ 1,635**	**$ 901**	

► **In July 2018, entered into a new warehouse facility with East West Bank to provide financing of up to $50.0 million for new originations of SBA 7(a) loans.**

(1) $ in millions

READY CAPITAL.
16

READY CAPITAL SNAPSHOT ($ amounts in thousands, except per share data)

Investment Type	Average Carrying Value[1]	Gross Yield[2]	Average Debt Balance	Debt Cost[3]	Levered Yield
Loan Acquisitions	$ 641,001	8.3%	$ 564,777	5.5%	29.8%
SBC Originations	$ 1,346,901	7.2%	$ 1,131,960	5.7%	15.3%
SBA Originations, Acquisitions, & Servicing	$ 451,398	11.2%	$ 341,372	5.0%	30.4%
Total	**$ 2,439,300**	**8.9%**	**$ 2,038,109**	**5.5%**	**22.2%**

Book Equity Value Metrics		
Common Stockholders' equity	$	549,570
Common Stockholders' equity (adjusted)[5]	$	547,590
Total Common Shares outstanding		32,065,112
Net Book Value per Common Share	$	17.14
Adjusted Net Book Value per Common Share	$	17.08

Loan Portfolio Metrics[4]	
% Fixed vs Floating Rate	49.2% / 50.8%
% Originated vs Acquired	59.4% / 40.6%
Weighted Average LTV - SBC	66%
Weighted Average LTV - SBA	79%
Weighted Average LTV - Acquired	49%

Q3 2018 Earnings Data Metrics		
Net income attributable to Ready Capital Corporation	$	16,931
Earnings per share - Basic and diluted	$	0.53
Core Earnings per Common Share	$	0.48
Return on Equity per Common Share		12.4%
Core Return on Equity per Common Share		11.3%
Dividend Yield		9.6%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	483,796
SBA servicing rights- carrying value	$	16,688
Freddie Mac servicing rights - UPB	$	916,965
Freddie Mac servicing rights - carrying value	$	9,825
Residential servicing rights - UPB	$	7,278,230
Residential servicing rights - carrying value	$	91,708

1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3) Sutherland finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 9/30/2018 on an annualized basis.
4) Excludes loans, held for sale, at fair value
5) Excludes the equity component of our 2017 convertible note issuance.

READY CAPITAL.
17

APPENDIX 18

PER SHARE FINANCIAL PERFORMANCE ► Adjusted net book value of $17.08 per common share as of September 30, 2018 19 $0.60 $0.50 $0.40 $0.30 $0.20 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Earnings Core earnings Dividends declared $0.56 $0.53 $0.48 $0.48 $0.47 $0.47 $0.40 $0.40 $0.38 $0.38 $0.37 $0.37 $0.37 $0.37 $0.37 Per Share Trends

BALANCE SHEET BY QUARTER

(In Thousands)	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Assets					
Cash and cash equivalents	$ 70,590	$ 63,425	$ 86,773	$ 105,833	$ 47,845
Restricted cash	16,057	11,666	13,964	15,108	18,864
Short-term investments	99,994	—	—	—	—
Loans, net	892,896	1,017,920	1,057,034	1,035,330	1,256,177
Loans, held for sale, at fair value	200,318	216,022	160,999	188,752	124,988
Mortgage backed securities, at fair value	41,371	39,922	47,181	50,070	94,341
Loans eligible for repurchase from Ginnie Mae	101,408	95,158	81,484	79,623	79,600
Investment in unconsolidated joint venture	—	55,369	50,229	41,598	40,914
Derivative instruments	4,131	4,725	5,022	4,758	5,846
Servicing rights	89,372	94,038	104,613	111,274	118,221
Receivable from third parties	6,756	6,756	11,064	980	1,529
Other assets	35,356	56,840	53,592	56,948	59,160
Assets of consolidated VIEs	944,894	861,662	968,999	1,122,706	1,053,274
Total Assets	**$ 2,503,143**	**$ 2,523,503**	**$ 2,640,954**	**$ 2,812,980**	**$ 2,900,759**
Liabilities					
Secured borrowings	522,767	631,286	657,233	678,858	817,051
Promissory note, net	6,494	6,107	5,883	5,524	5,363
Securitized debt obligations of consolidated VIEs, net	680,282	598,148	679,871	795,503	752,432
Convertible notes, net	109,414	108,991	109,226	109,484	109,743
Senior secured notes and Corporate notes, net	138,074	138,078	178,688	226,890	227,058
Guaranteed loan financing	313,388	293,045	278,500	263,920	246,229
Contingent consideration	9,037	10,016	10,732	1,686	1,773
Liabilities for loans eligible for repurchase from Ginnie Mae	101,408	95,158	81,484	79,623	79,600
Derivative instruments	358	282	756	935	39
Dividends payable	12,289	12,289	12,335	13,340	13,346
Accounts payable and other accrued liabilities	54,579	74,636	64,490	72,659	79,089
Total Liabilities	**$ 1,948,090**	**$ 1,968,036**	**$ 2,079,198**	**$ 2,248,422**	**$ 2,331,723**
Stockholders' Equity					
Common stock	3	3	3	3	3
Additional paid-in capital	539,664	539,455	539,457	539,457	539,869
Retained earnings (Deficit)	(3,952)	(3,385)	2,559	5,870	9,698
Total Ready Capital Corporation equity	535,715	536,073	542,019	545,330	549,570
Non-controlling interests	19,338	19,394	19,737	19,228	19,466
Total Stockholders' Equity	**$ 555,053**	**$ 555,467**	**$ 561,756**	**$ 564,558**	**$ 569,036**
Total Liabilities and Stockholders' Equity	**$ 2,503,143**	**$ 2,523,503**	**$ 2,640,954**	**$ 2,812,980**	**$ 2,900,759**
Adjusted Book Value per Share	**$ 16.68**	**$ 16.67**	**$ 16.68**	**$ 16.95**	**$ 17.08**

READY CAPITAL.
20

STATEMENT OF INCOME BY QUARTER

(In Thousands, except share data)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Interest income	$ 35,038	$ 36,135	$ 37,150	$ 41,858	$ 44,287
Interest expense	(19,908)	(21,067)	(22,666)	(26,407)	(28,925)
Net interest income before provision for loan losses	$ 15,130	$ 15,068	$ 14,484	$ 15,451	$ 15,362
Provision for loan losses	(466)	(506)	(167)	397	(800)
Net interest income after provision for loan losses	$ 14,664	$ 14,562	$ 14,317	$ 15,848	$ 14,562
Non-interest income					
Gains on residential mortgage banking activities, net of variable loan expenses	$ 10,735	$ 9,470	$ 11,734	$ 9,762	$ 8,674
Other income	1,853	3,130	1,334	1,826	1,204
Income on unconsolidated joint venture	—	1,048	5,739	1,503	2,178
Servicing income, net of amortization and impairment	6,134	6,787	6,410	6,627	6,922
Total non-interest income	$ 18,722	$ 20,435	$ 25,217	$ 19,718	$ 18,978
Non-interest expense					
Employee compensation and benefits	(13,715)	(14,409)	(15,320)	(14,272)	(14,163)
Allocated employee compensation and benefits from related party	(990)	(833)	(1,200)	(1,200)	(1,200)
Professional fees	(2,151)	(2,588)	(2,648)	(2,401)	(2,294)
Management fees – related party	(2,034)	(2,041)	(2,013)	(2,036)	(2,070)
Incentive fees – related party	—	—	(408)	(269)	—
Loan servicing expense	(3,388)	(2,811)	(4,093)	(3,000)	(4,247)
Other operating expenses	(7,447)	(7,752)	(8,011)	(8,916)	(6,548)
Total non-interest expense	$ (29,725)	$ (30,434)	$ (33,693)	$ (32,094)	$ (30,522)
Net realized gain on financial instruments	5,695	6,177	12,232	8,620	6,946
Net unrealized gain on financial instruments	2,678	2,066	3,008	4,457	8,500
Income before provision for income taxes (benefit)	$ 12,034	$ 12,806	$ 21,081	$ 16,549	$ 18,464
Provision for income taxes	340	(76)	(2,563)	(665)	(895)
Net income	$ 12,374	$ 12,730	$ 18,518	$ 15,884	$ 17,569
Less: Net income attributable to non-controlling interest	533	633	664	588	638
Net income attributable to Ready Capital Corporation	$ 11,841	$ 12,097	$ 17,854	$ 15,296	$ 16,931
Earnings per common share - basic	$ 0.37	$ 0.38	$ 0.56	$ 0.48	$ 0.53
Earnings per common share - diluted	$ 0.37	$ 0.38	$ 0.56	$ 0.48	$ 0.53
Weighted-average shares outstanding - Basic	32,026,494	32,031,494	32,036,504	32,073,717	32,109,642
Weighted-average shares outstanding - Diluted	32,028,980	32,034,610	32,045,844	32,092,750	32,130,262
Dividends declared per share of common stock	$ 0.37	$ 0.37	$ 0.37	$ 0.40	$ 0.40

READY CAPITAL.
21

CORE EARNINGS RECONCILIATION Re conciling ite m s : Unrealized (gain) loss on mortgage servicing rights 1,728 47 (4,155) (253) (1,969) Cor e e ar nings be for e incom e taxe s $ 13,908 $ 12,801 $ 14,442 $ 15,717 $ 15,590 Cor e e ar nings $ 12,871 $ 12,442 $ 15,489 $ 15,781 $ 16,085 Cor e e ar nings attr ibutable to Com m on Stock holde r s $ 12,317 $ 11,823 $ 14,935 $ 15,197 $ 15,501 We ighte d ave r age com m on s har e s outs tanding 32,026,494 32,031,494 32,036,504 32,073,717 32,109,642 22 Cor e e ar nings pe r s har e $ 0.38 $ 0.37 $ 0.47 $ 0.47 $ 0.48 Less: Core earnings attributable to non-controlling interests$ 554 $ 619 $ 555 $ 584 $ 584 Income tax adjustments (1,037) (359) 1,047 64 495 Total reconciling items $ 1,534 $ 71 $ (4,076) $ (167) $ (1,979) Unrealized (gain) loss on mortgage-backed securities$ (194) $ 24 $ 79 $ 86 $ (10) (In Thous ands ) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Ne t Incom e $ 12,374 $ 12,730 $ 18,518 $ 15,884 $ 17,569

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